Exhibit 99.2

Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of Mutual of America Investment Corporation (the "Investment Corp.") on Form N-CSR for the annual period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Manfred Altstadt, Chairman of the Board, President and Chief Executive Officer of the Investment Corp., certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Investment Corp.

Dated: February 27, 2004

                                     /s/ MANFRED ALTSTADT*
                                     -------------------------------------------
                                     Manfred Altstadt
                                     Chairman of the Board, President
                                     and Chief Executive Officer of
                                     Mutual of America Investment Corporation

                                                                    Exhibit 99.2

Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of Mutual of America Investment Corporation (the "Investment Corp.") on Form N-CSR for the annual period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Greed, Executive Vice President, Chief Financial Officer and Treasurer of the Mutual of America Investment Corporation, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Investment Corp.

Dated: February 27, 2004

                                     /s/ JOHN R. GREED
                                     -------------------------------------------
                                     John R. Greed
                                     Executive Vice President,
                                     Chief Financial Officer and Treasurer of
                                     Mutual of America Investment Corporation